Exhibit 99.1

1 www.vistagen.com Shareholder Update Conference Call Presentation March 2021 (OTC: QPRC) Exhibit 99.1

Forward - looking Statement This presentation contains certain forward - looking statements . All statements that address our operating performance, events or developments that we expect or anticipate occurring in the future are forward - looking statements . These forward - looking statements are based on Management's beliefs and assumptions and not on information currently available to management . Management believes these forward - looking statements are reasonable as of when made . However, you should not place undue reliance on any such forward - looking statements, because such statements speak only as of the date when made . Forward - looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested, including its ability to operate profitably, to acquire intellectual property rights which are acceptable to its funding source, its ability to generate revenue from its intellectual property and to generate cash flow from its operations, the structure of its agreements with its funding source and its former lenders and counsel, which limit the amount of cash available to the Company, and the Company can give no assurance as to whether or when it will generate cash from any intellectual property purchased by the Company, the Company’s ability to monetize its existing intellectual property and any future intellectual property it may acquire . To the extent that this presentation refers to profits, although this is the Company’s goal, the Company’s operations have consistently operated at a loss and the Company cannot give any assurance that it can or will ever operate profitably or have positive cash flows from operations . Readers are cautioned not to place undue reliance on these forward - looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Reports on Form 10 - K, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Quarterly Reports on Form 10 - Q for the quarter ended September 30 , 2021 . Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward - looking statements whether as a result of new information, future events or otherwise . 2 (OTC: QPRC)

3 (OTC: QPRC) I. Quest Patent Research Corporation Overview II. Overview and Discussion of Strategic Actions A. $ 27 Million Capital Facility available for Acquisition Capital B. Extinguishment of 10 % Secured Convertible Note^ C. Engaged Experts & Bolstered Corporate Governance III. Summary & Conclusion IV. Q&A Table of Contents ^References throughout ar e to t he Company’s 10 % secured convertible note to Intelligent Partners LLC, as transferee of the secured convertible notes issued to United Wireless Holdings, Inc . , pursuant to the securities purchase agreement dated October 22 , 2015 between the Company and United Wireless, as more fully described in the Company’s financial statements for the year ended December 31 , 2019 and extinguished pursuant to the restructure agreement dated February 19 , 2021 between the Company and Intelligent Partners LLC, as more fully described in the Company’s current report filed on Form 8 - K on February 24 , 2021

4 (OTC: QPRC) • IP Asset Manager • Access, Diligence, Acquisition • Grew portfolio from 1 to over 150 patents • 70 + licensing programs completed • Access to capital needed to scale and diversify Corporate Overview

5 (OTC: QPRC) • Our call today is set to review several important actions taken on behalf of and for the benefit of the Company’s stakeholders, which we believe well positions Quest going forward • Management believes that the landscape for the investment in intellectual property remains extremely strong ‒ While the legal landscape adapts to judicial and legislative events, licensing program metrics continue to reflect historic long term trendlines ‒ The IP asset class remains non - correlated to traditional equity and fixed income assets and is a viable alternative in today’s low interest rate environment ‒ Success drivers remain sourcing, capital, licensing program structure, execution and scale Overview and Introduction

6 (OTC: QPRC) • Recently we entered into a series of agreements which include: ‒ Securing an up to $27 million capital facility with a recognized leader in litigation finance for IP asset acquisitions, subject to diligence and approval, with up to $2 million being available for working capital, at the Company’s discretion ‒ Extinguished the Company’s 10% Secured Convertible Note^ in full in exchange for a cash payment, additional equity and a contingent interest in future net proceeds ‒ Engaged a team of industry experts to help advise with ongoing strategic, growth and corporate finance initiatives – on terms that share risk and align the interests of all stakeholders Overview and Introduction

7 (OTC: QPRC) New $27 million Capital Facility • Increase capital available to purchase and build a diversified portfolio of intellectual property assets • Near term financial security and stability to facilitate ramp - up and deployment • Structured to recognize and account for outcome risk and uncertainty in timing and amount of revenues • Entered into an up to $27 million Capital Facility for the purchase of IP assets and, secondarily, as necessary, up to $2m of which can be used for, working capital needs of the Company, providing stability and runway during early deployment. • Shared Risk – except in certain events of default, investment is non - recourse; returns are contingent upon and payable from net proceeds realized from monetization • Alignment – Equity participation aligns the interest of investor and other stakeholders Key Objectives Actions Taken

8 (OTC: QPRC) Extinguishment of existing 10% Promissory Note ^ Actions Taken Key Objectives • Extinguished 10% Secured Convertible Note^ • Overall restructure of obligations to former noteholder • Former noteholder granted additional equity contingent interest in future net proceeds • No interest, maturity or mandatory periodic payment obligation • Resolve the fundamental disconnect between the certainty of debt obligations and the uncertainty of the timing and amount of licensing revenues • Eliminate debt service costs, their drain on free cash and the collateral impact the timing of mandatory payment obligations have on licensing program management

9 (OTC: QPRC) Management & Advisory Support • Added 3 industry and finance veterans to help advise and navigate the Company’s various strategic and growth objectives • Named independent board member to help provide further guidance to the Quest board • Terms of engagement reflect a long term commitment to pursuit of success, shared risk of outcome but also shared benefit of success • Secure access to valuable human capital in order to leverage the power of both the facility and the platform in pursuit of the Company’s full potential • Do so in a manner that shares risk and aligns the interests of all stakeholders Actions Taken Key Objectives

10 (OTC: QPRC) Collective Result • These actions work together to provide the flexibility for Quest to aggressively build and monetize a large portfolio of valuable IP assets: ‒ Dedicated Capital – improved access and ability to engage across the full spectrum of opportunities, specifically larger, longer life portfolios that command higher prices ‒ Debt Extinguishment – eliminates the claim on free cash and resolves the fundamental disconnect between the certainty of debt obligations and the uncertainty of the timing and amount of licensing revenues ‒ Scale – with capital and runway, the Company sought to secure the engagement of valuable human capital to help scale the business and fully leverage these recent developments as the company seeks to drive long - term shareholder value

11 (OTC: QPRC) Summary & Conclusion • Our core belief in the asset class, as well as our investment thesis remains strong • The facility and restructured obligations have the company well positioned going forward • Our new stakeholders – nationally recognized capital provider, new board member and advisors – are welcome additions and speak to a compelling shared vision for the Company • Subscribe to website alerts and follow us on Twitter @QPRC for news and updates

12 www.vistagen.com Thank You – Q&A Jon Scahill, Chief Executive Officer PH: (888) 743 - 7577 Info@QPRC.com